SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2005

Partners Trust Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31277 (Commission File Number)	75-2993918 (IRS Employer Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2005, the Board of Directors of Partners Trust Financial Group, Inc. (the "Company") approved various amendments to the Company's Bylaws. A copy of the Bylaws, as amended, is attached as Exhibit 3.1 and incorporated by reference herein.

The following is a description of the material amendments:

1. Section 2.4 was amended to provide that notice of any meeting of stockholders shall be deemed effective if given by a form of electronic transmission, as provided by Section 232 of the Delaware General Corporation Law. This provision previously provided for notice to be given in writing only.

2. Section 3.5 was amended to provide that nominations of persons for election to the Board of Directors shall be made by the Governance Committee of the Board of Directors. The provision previously provided that the Board of Directors may make such nominations. This provision giving stockholders the ability to nominate directors has been retained.

3. Section 3.6(b) was amended to provide that notice of any special meeting of the Board of Directors shall be deemed effective if given by a form of electronic transmission, as provided by Section 232 of the Delaware General Corporation Law. This provision previously provided for notice to be given in writing only.

4. Section 4.2 was amended to provide that the Executive Committee of the Board shall consist of the Chairman of the Board, the President (if a member of the Board) and such other number of directors as shall be necessary for the entire committee to equal a simple majority of the entire Board of Directors. This provision also specifies that the Executive Committee shall meet once a month on each Wednesday, two weeks before the regular meeting of the Board. The provision previously provided that the Board may designate the Chief Executive Officer and two or more other directors to constitute an executive committee.

5. A new Section 5.10 was added to define the duties of the Chief Financial Officer.

6. Section 9.1 was amended to allow for any notice required by the Company's Certificate of Incorporation, Bylaws or applicable law to be delivered by a form of electronic transmission in a manner prescribed by Delaware General Corporation Law. This provision previously provided for notice to be given only by mail, personally, telegram, telex or telecopy.

The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended, which is incorporated by reference to Exhibit 3.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.
Exhibit No.	Description
3.1	Bylaws of Partners Trust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.

Date: May 2, 2005 By: /s/ Steven A. Covert

Steven A. Covert
Executive Vice President, Chief Operating
Officer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
3.1	Bylaws of Partners Trust Financial Group, Inc.